EXHIBIT 32.1

CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Manhattan Pharmaceuticals, Inc. does hereby certify that, to the best of his knowledge:
(a)     the Quarterly Report on Form 10-Q of Manhattan Pharmaceuticals, Inc. for the quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)     information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Dated: November 16, 2009	/s/ Michael G. McGuinness
Michael G. McGuinness
Principal Executive Officer and Chief Financial Officer